Baxalta Incorporated Third Quarter 2015 Financial Results & Business Performance Update October 29 th , 2015 Exhibit 99.2

Baxalta Performance Update  |  Q3 2015  |  Page 2
Third Quarter 2015
Earnings Conference Call Agenda
Introduction
Mary Kay
Ladone
Opening Remarks
Ludwig Hantson, Ph.D.
Innovation Update
John Orloff, M.D.
Financial Performance
& Outlook
Robert Hombach
Questions
& Answers
Management Team
Robert Hombach
Executive Vice President,
CFO and COO
Ludwig Hantson, Ph.D.
Chief Executive Officer and
President
John Orloff, M.D.
Executive Vice President,
Head of R&D
Mary Kay Ladone
Senior Vice President,
Investor Relations

Baxalta Performance Update  |  Q3 2015  |  Page 3
Forward-Looking Statements and
GAAP Reconciliation
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation includes forward-
looking statements concerning expectations, prospects, estimates and other matters that are dependent upon future events or developments. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Baxalta's control and which could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the following:  demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; failures with respect to compliance programs; future actions of third-parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits; fluctuations in supply and demand and the pricing of plasma-based therapies; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing or supply difficulties; the ability to successfully achieve the intended results of the spin-off from Baxter
International Inc.; the ability to enforce owned or in-licensed patents, or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; any changes in law concerning the taxation of income, including income earned outside the
United States; actions by tax authorities in connection with ongoing tax audits; breaches or failures of Baxalta’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of Baxalta’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; future actions that may be taken by Shire plc in furtherance of its unsolicited proposal; and other risks identified in Baxalta’s registration statement on Form 10 and other Securities and Exchange Commission filings, all of which are available on Baxalta’s website. This presentation reflects management’s views as of October 29, 2015. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliations of the GAAP to non-GAAP financial measures can be found on slides 31-36.

Ludwig Hantson, Ph.D. Delivering Shareholder Value By Executing Our Strategy

Baxalta Performance Update  |  Q3 2015  |  Page 5
Achieving ~20 new product launches by 2020
•
Advancing the pipeline with key milestone achievements
•
Driving enhanced value from new products with 2015 sales of ~$280 million
•
Delivering risk-adjusted revenues of $2.8B by 2020 and $7.0B by 2025
Generating positive momentum across the portfolio
•
Pro forma sales growth of 13% (constant currency)
•
Adjusted EPS of $0.56 per diluted share
Augmenting portfolio with disciplined M&A initiatives
•
Creating value with ONCASPAR leukemia portfolio acquisition
•
Leveraging capabilities as an attractive BD and licensing partner
Creating value with compelling financial profile
•
Raising sales and EPS guidance for 2H 2015
•
Providing enhanced outlook for 2016; heightened conviction in aspiration of double-digits earnings growth beyond 2016
Strong Execution Validates Baxalta’s
Commitment To Driving Shareholder Value

Baxalta Performance Update  |  Q3 2015  |  Page 6
Driving Strong Q3 2015 Financial Results
Adjusted Sales Growth*
% Sales Growth At Constant Currency
8%-10%
13%
0.0%
5.0%
10.0%
15.0%
Q3 2015
Expectation
Q3 2015
Actual
Adjusted EPS**
$ Per Diluted Share
$0.56
$0.45
$0.50
$0.55
$0.60
Q3 2015
Expectation
Q3 2015
Actual
Positive Momentum Continues Across Broad And Differentiated Portfolio
$0.48-$0.50
*Growth rates are at constant currency and compare to 2014 pro forma sales
**Financial results and guidance exclude special items and are presented on an adjusted basis;
refer to slides 31-36 for information regarding non-GAAP measures used throughout the presentation

Baxalta Performance Update  |  Q3 2015  |  Page 7
Building Three Sustainable Businesses
Q3 Growth* = 10%
Q3 Growth* = 13%
Q3 Sales = $34M
Treating unmet medical needs and orphan diseases
Innovating in a focused, targeted manner
Leveraging patient centricity and high touch models
Ensuring sustainable, high quality supply
Enhancing access
and standards
of care
Capitalizing
on differentiated
brands
Accelerating
innovation &
launch excellence
Augmenting
portfolio with BD
Hematology
Immunology
Oncology
Exceeding Sales Expectations Across All Key Product Categories
*Growth rates are at constant currency and compare to 2014 pro forma sales

Baxalta Performance Update  |  Q3 2015  |  Page 8
Advancing Portfolio With
Significant Regulatory Success
7
Regulatory
Approvals
4
Products
Under Review
ADYNOVATE
(U.S.)
VONVENDI
(U.S.)
20% IGSC
(U.S./EU)
nal-IRI
(EU)

Baxalta Performance Update  |  Q3 2015  |  Page 9
New Product Sales
(Risk-Adjusted)
Meaningful Revenue
Contribution Beyond 2020
$0
$2
$4
$6
$8
2015
Expectation
2016
Expectation
2020
Outlook
2025
Outlook
Risk Adjusted
0%
20%
40%
60%
80%
100%
2015
Expectation
2016
Expectation
2020
Outlook
2025
Outlook
New Product Sales
Total BXLT Sales
~30%
~$2.8B
~$7.0B
~$280M
50%+
New Product Sales
(Risk-Adjusted % of Total)
~$750M
10%+

Baxalta Performance Update  |  Q3 2015  |  Page 10
Substantial Revenues
From Late-Stage Assets
Hematology
Hematology
Immunology
Immunology
Oncology
Oncology
2020 New Product Sales
2020 New Product Sales
~90% of Revenues
from products that
are approved,
under regulatory
review, or have
positive phase III
data
Non Risk-Adjusted
Risk-Adjusted
~$2.8 Billion
(including ONCASPAR)
$4.0+ Billion
(including ONCASPAR)

Baxalta Performance Update  |  Q3 2015  |  Page 11
Multiple R&D Programs With
Revenue Potential Of $500+ Million
Oncology
Immunology
Hematology
Early-Stage Assets
Recent Product Launches/
Late-Stage Assets
HYQVIA
20% IGSC
ADYNOVATE
VONVENDI
Pacritinib
nal-IRI
ONCASPAR
BAX 826
Gene Therapy
SuppreMol
Biosimilars
IMALUMAB

Baxalta Performance Update | Q3 2015 | Page 12 Acquisitions Partnerships Advancing External Innovation

Baxalta Performance Update  |  Q3 2015  |  Page 13
Enhancing Growth With M&A Initiatives
M&A Strategic Principles
•
Focusing on value-creation
•
Evaluating opportunities with strong
strategic fit across core therapeutic
orphan disease areas:
Hematology
Immunology
Oncology
•
Enhancing integration success by
leveraging existing capabilities
•
Applying disciplined financial criteria
Cash
Flow
Reinvestment
Dividends
M&A /
Buyback
0%
100%
Disciplined Capital Allocation
Framework
Executing Transactions With Disciplined Approach Focused On
Generating Strong Returns On Invested Capital

Baxalta Performance Update  |  Q3 2015  |  Page 14
Baxalta: A Compelling & Unique
Investment Opportunity
Leadership
•
Established $6 billion global biopharmaceutical leader focused on orphan diseases
•
Well
positioned
in
attractive
and
growing
markets
with
differentiated
therapies
•
Strong global channels and patient relationships and potential to broaden access in emerging markets
Capabilities
•
Leader in creating dynamic business models to improve patient access
•
Attractive business development and licensing partner
•
Best-in-class global biologic manufacturing network with proprietary technology platforms, such as gene therapy
Value
•
Robust and balanced
late-stage pipeline spanning core therapeutic disease areas
•
Driving acceleration in sales and profitability with ~20 new products by 2020
•
Attractive financial
profile with compelling cash flow generation and disciplined capital allocation approach

John Orloff, M.D. Innovation Update

Baxalta Performance Update  |  Q3 2015  |  Page 16
Achieving Key Milestones
ADYNOVATE
U.S. regulatory approval pending; favorable FDA late-cycle review
VONVENDI
U.S. regulatory approval pending; favorable FDA late-cycle review
OBIZUR
Received
Canadian
approval
and
positive
opinion
from
EMA
Gene
Therapy
FIX
Progressed Phase I/II open-label study (7 patients dosed)
20% IGSC
Submitted for U.S. and European regulatory approval for PI
BAX 923
Initiated Phase III trial in patients with chronic plaque psoriasis
Sanquin
Submitted European application for approval of contract manufacturing site
ONCASPAR
Completed acquisition; extracting meaningful value
nal-IRI
Submitted
European
MAA;
FDA
approval
granted
to
Merrimack
Pacritinib
Disclosed accelerated U.S. filing (Q4 2015); requesting priority FDA review
Oncology
Immunology
Hematology

Baxalta Performance Update  |  Q3 2015  |  Page 17
~20 New Product Launches By 2020
RIXUBIS
[EU]
2015
2016
2017
nal-IRI
1
st
line metastatic
Pancreatic Cancer
[EU]
ADYNOVATE
(BAX 855)
[U.S.]
nal-IRI
Pancreatic Cancer
Post-gemcitabine
[EU]
Etanercept
(BAX 2200)
[EU]
Adalimumab
(BAX 923)
[U.S. & EU]
Imalumab
(BAX 069)
Malignant Ascites
[U.S.]
VONVENDI
(BAX 111)
[U.S.]
FEIBA
Recon Reduction
[U.S.]
OBIZUR CHAWI
Surgery
[U.S.]
nal-IRI
1
st
line Gastric
Cancer
[EU]
IG 10% HYQVIA
CIDP
[U.S.]
rFVIIa
(BAX 817)
[U.S.]
rADAMTS13
hTTP
(BAX 930)
[U.S.]
GT FIX
(BAX 335)
[U.S.]
SM101
IgA N
[U.S.]
3
rd
line metastatic
Colorectal
[U.S.]
ONCASPAR
Lyophilized
ALL
[EU]
ALL
[U.S.]
20% IGSC
[U.S. & EU]
OBIZUR
[EU]
Pacritinib
MF
[EU]
Pacritinib
New Indication
[U.S. & EU]
ADYNOVATE
(BAX 855)
[Japan]
ADYNOVATE
(BAX 855)
[EU]
ONCASPAR
ALL
[Japan]
Pacritinib
MF
[Japan]
nal-IRI
Pancreatic Cancer
Post-gemcitabine
[Japan]
2018
-
2020
ONCASPAR
ALL
[EU]
Pacritinib
MF
[U.S.]
(BAX 826)
[U.S.]
Oncology
Immunology
Hematology
ADYNOVATE and Oncology geographic expansion included; excludes additional externally-sourced assets; pending portfolio funding decisions;
New assets, line extension, geographic expansion
ONCASPAR
Lyophilized
ALL
[U.S.]
EHL rFVIII PSA
Calaspargase
pegol
Imalumab
(BAX 069)

Bob Hombach Financial Performance

Baxalta Performance Update  |  Q3 2015  |  Page 19
Q3 2015 Revenues
Worldwide Revenues*
$ In Billions
5%
6%
8%
13%
8%
7%
13%
0%
5%
10%
15%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Quarterly Revenue Growth*
% Sales Growth At Constant Currency
*2015 growth rates compare to 2014 pro forma sales; 2014 constant currency growth rates do not include pro forma adjustments
$1.6B
+13% cc
U.S.
International

Baxalta Performance Update  |  Q3 2015  |  Page 20
Hematology
Hemophilia
•
Enhancing access and elevating
standards of care globally
•
Global ADVATE growth in
double-digits:
-
Continued rFVIII conversion in Brazil
-
U.S. sales growth in mid single digits
-
Cumulative U.S. patient share loss of 2-3
points; pace of losses slowing
Inhibitor Therapies
•
FEIBA growth driven by:
-
Robust demand and conversion to prophylaxis
-
Modest price improvements
-
Timing of tender sales in developing markets
•
Contribution of OBIZUR for acquired
hemophilia A
Q3 2015 Sales
% Growth
|  At Actual
% Growth   |  At Constant
$ In
Millions
U.S.
Int.
Total
U.S.
Int.
Total
U.S.
Int.
Total
Hemophilia
$337
$390
$727
+6%
-11%
-4%
+6%
+7%
+7%
Inhibitor Therapies
$78
$130
$208
+42%
-2%
+11%
+42%
+14%
+22%
Hematology
$415
$520
$935
+11%
-9%
-1%
+11%
+9%
+10%

Baxalta Performance Update  |  Q3 2015  |  Page 21
9%
7%
9%
8%
2%
4%
7%
0%
5%
10%
15%
20%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Hematology Sales Growth
Hemophilia
% Sales Growth At Constant Currency
9%
2%
17%
33%
18%
12%
22%
0%
10%
20%
30%
40%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Inhibitor Therapies
% Sales Growth At Constant Currency

Baxalta Performance Update  |  Q3 2015  |  Page 22
Immunology*
Immunoglobulin Therapies
•
Enhancing penetration in under-
treated diseases
•
Capitalizing on broad and
differentiated portfolio
-
Higher demand in Primary Immunodeficiency
segment
-
Improved supply
-
Favorable reception and uptake of HYQVIA
BioTherapeutics
•
Strong sales of specialty
biotherapeutics
-
Albumin sales in U.S. and China
-
Alpha-1 therapies
-
Contract-manufacturing revenues
Q3 2015 Sales
% Growth
|  At Actual
% Growth   |  At Constant
$ In Millions
U.S.
Int.
Total
U.S.
Int.
Total
U.S.
Int.
Total
Immunoglobulin
Therapies
$334
$101
$435
+10%
-1%
+7%
+10%
+19%
+12%
BioTherapeutics
$64
$127
$191
+7%
+5%
+6%
+7%
+18%
+14%
Immunology
$398
$228
$626
+9%
+2%
+6%
+9%
+18%
+13%
*Growth rates compare to 2014 pro forma sales

Baxalta Performance Update  |  Q3 2015  |  Page 23
2%
3%
-2%
13%
9%
13%
12%
-5%
0%
5%
10%
15%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Immunology Sales Growth
Immunoglobulin Therapies
% Sales Growth At Constant Currency
-11%
15%
21%
19%
24%
4%
14%
-15%
-5%
5%
15%
25%
35%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Pro Forma BioTherapeutics*
% Sales Growth At Constant Currency
*2014 constant currency growth rates do not include pro forma adjustments

Baxalta Performance Update  |  Q3 2015  |  Page 24
Oncology
Leveraging expertise in orphan diseases, high touch, service intensive therapies
Focusing on targeted populations with limited treatment options
Capitalizing on attractive and growing market
Partnering with leading R&D companies on transformational science
Developing a portfolio of effective, personalized, differentiated treatments
Oncaspar Portfolio Acquisition
•
Q3 2015 sales of $34 million;
annual sales trending at $200 million
•
Accelerates Baxalta’s rapid entry into
Oncology
•
Leverages global presence
•
Strengthens Baxalta’s robust pipeline
•
Complements current partnerships
$0
$1
$2
2015
Expectation
2020
Outlook
2025
Outlook
$0.7B+
~$1.5B
~$80M
Oncology Sales*
*Includes Oncology pipeline sales

Baxalta Performance Update  |  Q3 2015  |  Page 25
Q3 2015 Financial Results*
Q3 2015
Sales ($ in Millions)
$1,595
Gross Margin
61.9%
Operating Margin
31.2%
EBITDA Margin
34.4%
Tax Rate
22.1%
Diluted EPS
$0.56
*Financial results exclude special items and are presented on an adjusted basis;
refer to slides 31-36 for information regarding non-GAAP measures used throughout the presentation

Bob Hombach Financial Outlook

Baxalta Performance Update  |  Q3 2015  |  Page 27
2015 Full Year Sales Growth Expectations
% Growth At Constant Currency
FY 2015
Original*
(Q1 Conference Call)
FY
2015
Guidance**
(Q2 Conference Call)
FY 2015
Guidance**
(Revised)
Hemophilia
0%
-
2%
~2%
~3%
Inhibitor
Therapies
8%+
13% -
14%
10% -
11%
Hematology
2% -
3%
~4%
~5%
Immunoglobulin
Therapies
6% -
8%
~8%
~9%
BioTherapeutics
2%
-
4%
~8%
~10%
Immunology
5% -
7%
~8%
~9%
Oncology
N/A
$50M+
~$80M
Baxalta
~4%
6% -
7%
~8%
*FY 2015 original guidance does not include pro forma  adjustments
**Growth compares to 2014 pro forma sales; H1 2015 results include pro forma adjustments

Baxalta Performance Update  |  Q3 2015  |  Page 28
2H 2015 Financial Outlook*
Q3 2015
Actual Results
Q4 2015
Guidance
2H 2015
Guidance
(Revised)
Sales Growth**
13%
3% -
5%
8% -
9%
Diluted EPS
$0.56
$0.55 -
$0.57
$1.11 -
$1.13
*Financial results and guidance  presented on an adjusted basis; refer to slides 31-36 for additional information
**Growth rates are at constant currency and compare to 2014 pro forma sales

Baxalta Performance Update  |  Q3 2015  |  Page 29
Raising 2H 2015 Financial Guidance*
2H 2015
Guidance
(Investor Conference)
2H 2015
Guidance
(Q2 Conference Call)
2H 2015
Guidance
(Revised)
Sales Growth**
2% -
3%
5% -
6%
8% -
9%
Gross Margin
58%
-
59%
59%
-
60%
~62%
Operating Margin
~29%
30%
-
31%
~31%
EBITDA Margin
~33%
~34%
~35%
Tax Rate
23% -
24%
23% -
24%
~23%
Diluted EPS
N/A
$1.02 -
$1.04
$1.11 -
$1.13
*Financial guidance  presented on an adjusted basis; refer to slides 31-36 for additional information
**Growth rates are at constant currency and compare to 2014 pro forma sales

Baxalta Performance Update  |  Q3 2015  |  Page 30
Preliminary Full Year 2016
Financial Guidance*
FY 2016
Guidance
(Investor Conference)
FY 2016
Guidance
(Revised)
Sales Growth**
Mid-Single Digits
8% -
9%
Gross Margin
~59%
~62%
Operating Margin
~29%
~31%
EBITDA Margin
33% -
34%
~35%
Tax Rate
23% -
24%
~23%
Diluted EPS
N/A
$2.15 -
$2.25
*Financial guidance  presented on an adjusted basis; refer to slides 31-36 for additional information
**Growth rates are at constant currency and compare to 2015 pro forma sales

GAAP to Pro Forma Non-GAAP Reconciliations

Baxalta Performance Update  |  Q3 2015  |  Page 32
Notice To Investors
Non-GAAP Financial Measures: The financial information included in these schedules includes financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliations of the GAAP to non-GAAP financial measures can be found on pages 33-36. The non-GAAP financial measures include “adjusted gross margin”, “adjusted operating income,” “adjusted EBITDA,” and “adjusted diluted earnings per share”. Non-GAAP financial measures may provide a more complete understanding of the Company’s operations and may facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. The
Company has presented “adjusted operating income,” which excludes interest and other expense and intangible asset amortization; and “adjusted EBITDA” which, in addition to the previous adjustments, also excludes depreciation expense.
Additionally, the non-GAAP financial measures presented exclude the impact of certain special items, which are excluded because they are highly variable, difficult to predict, and of a size that may substantially impact the Company’s operations and can facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another.  Upfront and milestone payments related to collaborative arrangements that have been expensed as research and development (R&D) are uncertain and often result in a different payment and expense recognition pattern than internal R&D activities and therefore are typically excluded as special items.  Intangible asset amortization is excluded to facilitate an evaluation of current and past operating performance, particularly in terms of cash returns, and is similar to how management internally assesses performance.
The Company’s management uses non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain nonrecurring items. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. In addition, these non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Baxalta Performance Update  |  Q3 2015  |  Page 33
Pro Forma Sales Reconciliation
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$337
$390
$727
$318
$437
$755
6%
(11%)
(4%)
6%
7%
7%
Inhibitor Therapies
78
130
208
55
132
187
42%
(2%)
11%
42%
14%
22%
Hematology
$415
$520
$935
$373
$569
$942
11%
(9%)
(1%)
11%
9%
10%
Immunoglobulin Therapies
334
101
435
305
102
407
10%
(1%)
7%
10%
19%
12%
Pro Forma BioTherapeutics
64
127
191
60
121
181
7%
5%
6%
7%
18%
14%
Pro Forma Immunology
$398
$228
$626
$365
$223
$588
9%
2%
6%
9%
18%
13%
Oncology
$28
$6
$34
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$841
$754
$1,595
$738
$792
$1,530
14%
(5%)
4%
14%
12%
13%
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$964
$1,076
$2,040
$938
$1,212
$2,150
3%
(11%)
(5%)
3%
5%
4%
Inhibitor Therapies
210
347
557
151
372
523
39%
(7%)
7%
39%
9%
17%
Hematology
$1,174
$1,423
$2,597
$1,089
$1,584
$2,673
8%
(10%)
(3%)
8%
6%
7%
Immunoglobulin Therapies
980
297
1,277
906
292
1,198
8%
2%
7%
8%
21%
11%
Pro Forma BioTherapeutics
189
370
559
182
339
521
4%
9%
7%
4%
18%
13%
Pro Forma Immunology
$1,169
$667
$1,836
$1,088
$631
$1,719
7%
6%
7%
7%
19%
12%
Oncology
$28
$6
$34
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$2,371
$2,096
$4,467
$2,177
$2,215
$4,392
9%
(5%)
2%
9%
10%
10%
Pro Forma Net Sales Reconciliations
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$64
$127
$191
$60
$79
$139
7%
61%
37%
7%
81%
49%
Pro forma MSA revenue
-
-
-
-
42
42
Pro Forma BioTherapeutics
$64
$127
$191
$60
$121
$181
7%
5%
6%
7%
18%
14%
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$189
$288
$477
$182
$216
$398
4%
33%
20%
4%
48%
28%
Pro forma MSA revenue
-
82
82
-
123
123
Pro Forma BioTherapeutics
$189
$370
$559
$182
$339
$521
4%
9%
7%
4%
18%
13%
Q3 2015
Q3 2014
YTD 2015
YTD 2014
Q3 2015
Q3 2014
YTD 2015
YTD 2014

Baxalta Performance Update  |  Q3 2015  |  Page 34
GAAP-to-Non-GAAP Reconciliation:  Gross
Margin
$ in millions
Q3 2015
Gross Margin
962
Gross Margin Percentage
60.3%
Adjustments for special items
                        25
Adjusted Gross Margin
                   987
Adjusted Gross Margin Percentage
61.9%
Baxalta has also presented guidance for H2 2015 and 2016 using the non-GAAP measure of Adjusted Gross Margin.  Baxalta projects that GAAP Gross Margin would be lower than Adjusted Gross Margin by approximately 1% for each period presented, with reconciling items of intangible asset amortization expense and other Q3 2015 special items for H2 2015.

Baxalta Performance Update  |  Q3 2015  |  Page 35
GAAP-to-Non-GAAP Reconciliation:
Operating Income and EBITDA
$ in millions
Q3 2015
Pre-tax Income
354
Pre-tax Income Margin
22.2%
Adjustments for special items
                      140
Adjusted Pre-tax Income
                   494
Adjusted Pre-tax Income Margin
31.0%
Remove: Net interest expense
                       23
Remove: Other income, net
                       (19)
Adjusted Operating Income
                    498
Adjusted Operating Income Margin
31.2%
Remove: Depreciation
                        50
Adjusted EBITDA
                   548
Adjsuted EBITDA Margin
34.4%
Baxalta has also presented guidance for H2 2015 and 2016 using non-GAAP measures of Adjusted Operating Income Margin and Adjusted EBITDA Margin.  Baxalta projects that GAAP Pre-tax Income Margin would be lower than Adjusted Operating Income
Margin by approximately 6% for H2 2015 and approximately 3% for 2016, with reconciling items of interest expense, other income and intangible asset amortization expense, as well as Q3 2015 special items for H2 2015 guidance.  GAAP Pre-tax
Income Margin would be lower than Adjusted EBITDA Margin by an approximate additional 4% in both H2 2015 and 2016 related to depreciation expense.

Baxalta Performance Update  |  Q3 2015  |  Page 36
GAAP-to-Non-GAAP Reconciliation:
Diluted EPS
Q3 2015
Diluted EPS
$0.45
Adjustments for special items
                     0.11
Adjusted Diluted EPS
$0.56

Baxalta has also presented guidance for Q4 2015, H2 2015 and 2016 using the non-
GAAP measure of Adjusted Diluted EPS.  Baxalta projects that GAAP Diluted EPS would be lower than Adjusted Diluted EPS by approximately $0.02 per diluted share for Q4
2015, approximately $0.13 per diluted share for H2 2015 and approximately $0.08 per diluted share in 2016, with reconciling items of intangible asset amortization expense and other Q3 2015 special items for H2 2015 guidance.